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                                     BY-LAWS

                                       of

                                 HANDY & HARMAN

          (As approved by the Board of Directors on December 23, 1997)


                                    ARTICLE I

                            Meetings of Shareholders

                Section 1. Annual Meetings. The annual meeting of shareholders of the corporation shall be held annually, at such place and hour and on such date as the board of directors in its discretion may fix, for the election of directors and for the transaction of such other business as may properly come before the meeting.

                At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, otherwise properly brought before the meeting by or at the direction of the board of directors, or otherwise properly brought before the meeting by a shareholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the

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secretary of the corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than 50 days nor more than 75 days prior to the meeting; provided, however, that in the event that less than 65 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A shareholder's notice to the secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the shareholder,
(iv) any material interest of the shareholder in such business.


                Notwithstanding anything in the by-laws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 1 of Article I, provided, however, that nothing in this Section 1 of Article I shall be deemed to preclude discussion by any share-

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holder of any business properly brought before the annual meeting in accordance with said procedure.

                The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 1 of
Article I, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

                Section 2. Special Meetings. Special meetings of shareholders, unless otherwise prescribed by law, may be called for any purpose or purposes at any time by the chairman of the board, the president or by order of the board of directors, and special meetings of shareholders prescribed by law for the election of directors shall be called by the board or by the secretary or an assistant secretary upon demand as prescribed by law. Such meetings shall, except as otherwise prescribed by law, be held at such place within or without the State of New York as shall be designated in the notice thereof.

                Section 3. Notice of Meetings. A copy of the notice of every annual and special meeting of shareholders, other than any meeting the giving of notice of which is otherwise prescribed by law, stating the place, date and hour thereof and, in the case of



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any special meeting, indicating that it is being issued by or at the direction of the person or persons calling the meeting and setting forth the purposes for which the meeting is called, shall be given personally or mailed, at least ten
(10) but not more than fifty (50) days before such meeting, to each shareholder of record entitled to vote thereat. If mailed, such copy shall be deposited in the United States mail with postage thereon prepaid, directed to each such shareholder at his address as the same appears on the record of shareholders of the corporation or, if he shall have filed with the secretary of the corporation a written request that notices to him be mailed to some other address, then directed to him at such other address. If at any meeting, annual or special, action is proposed to be taken which would, if taken, entitle shareholders fulfilling the requirements of law to receive payment for their shares, the notice of the meeting shall include a statement of that purpose and to that effect.

                Section 4. Quorum. At all meetings of shareholders except annual meetings or except as otherwise provided by law, there shall be present either in person or by proxy shareholders of record holding at least a majority of the issued and outstanding capital stock of the corporation entitled to vote at such meeting in order to constitute a quorum, but less than a quorum



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shall have power without notice other than announcement at the meeting to adjourn any meeting until a quorum shall be present. At any adjourned meeting or adjourned session of a meeting at which the requisite amount of stock shall be represented, any business may be transacted which might have been transacted at the meeting as originally called. When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any shareholders.

                Section 5. Voting. At any meeting of shareholders, each shareholder of record present in person or by proxy shall be entitled to one vote for each share of stock with voting power standing in his name on the books of the corporation. The vote for directors and, upon demand of any shareholder, the vote on any question before the meeting shall be by ballot. Except as otherwise provided by law all elections shall be had and all questions decided by a plurality vote. No proxy shall be voted more than eleven months after its date unless otherwise provided in the proxy.

                Section 6. Inspectors of Voting. The board of directors, in advance of any shareholders' meeting, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at a shareholders' meeting may, and on the request of any shareholder



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entitled to vote thereat shall, appoint one or more inspectors. In case any person appointed fails to appear or act, the vacancy may be filled by appointment made by the board of directors in advance of the meeting or at the meeting by the person presiding thereat. Inspectors, none of whom shall be an officer, director or a candidate for the office of director, shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall determine and report to the meeting as to the results of all voting (by ballot or otherwise) on all matters submitted to a vote at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability.

                Section 7. Voting List of Shareholders. A list of shareholders as of the record date, certified by the corporate officer responsible for its preparation or by a transfer agent, shall be produced at any meeting of shareholders upon the request thereat or prior thereto of any shareholder. If the right to vote at any meeting is challenged, the inspectors of election, or person presiding thereat, shall require such list of shareholders to be produced as evidence of the right of the persons challenged



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to vote at such meeting, and all persons who appear from such list to be shareholders entitled to vote thereat may vote at such meeting.

                                  ARTICLE II

                                  Directors

                Section 1. Number and Qualification. (a) The affairs, business and property of the corporation shall be managed by the board of directors. The number of directors constituting the entire board of directors shall be within the maximum and minimum limits prescribed by the certificate of incorporation as amended. The board of directors by resolution may from time to time, within said limits, determine the number of directors constituting the entire board, and until so fixed such number shall be nine, provided that such resolution shall require the favorable vote of a majority of the entire board and that no decrease in the number shall shorten the term of any incumbent director.

                Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of shareholders by or at the direction of the board of directors by any nominating committee or person appointed by the board of directors or by any



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shareholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 1 of Article II. Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the secretary of the corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than 50 days nor more than 75 days prior to the meeting; provided, however, that in the event that less than 65 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder's notice to the secretary shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director,
(i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the corporation which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in



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solicitations for proxies for election of directors pursuant to Schedule 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice (i) the name and record address of the shareholder and (ii) the class and number of shares of capital stock of the corporation which are beneficially owned by the shareholder. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as director of the corporation. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein.

                The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

                (b) Each director shall be at least twenty-one (21) years of age. No person (other than persons elected directors of the corporation at the 1983 meeting of shareholders) shall be eligible to be elected a director of the corporation after such person has attained the age of seventy-two (72). The directors need not be a shareholder of the corporation.




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                (c) This section of the by-laws may at any time be amended in any manner prescribed generally in these by-laws for the amendment of the by-laws.

                Section 2. How Elected. Except as otherwise provided by law, the certificate of incorporation, or by the by-laws of this corporation, the directors of this corporation shall be elected by ballot at the annual meeting in each year by a plurality of the votes of the shareholders cast in person or by proxy at such election. Each director shall be elected to serve until the next annual meeting of shareholders or until his successor shall have been duly elected and qualified, except in the event of the death, resignation, removal or the earlier termination of the term of office of any such director.

                Section 3.  Vacancies.  Vacancies in the board of
directors, whether the same be caused by an increase in the number of the whole board, or by failure of the shareholders to elect the whole board at any annual election of directors, or by death, resignation or any other reason except removal of directors without cause, may, subject to the laws of the State of New York, be filled for the unexpired term by the affirmative vote of a majority of the remaining directors, although less than a quorum exists, at any special meeting called for the purpose or at any regular meeting of the board. A director elected to fill



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a vacancy shall be elected to hold office for the unexpired term of his predecessor.

                Section 4. Removal of Directors. Any director may be removed at any time for cause and his successor elected by a majority vote of the shareholders entitled to vote thereon at any special meeting of shareholders called for that purpose.

                Section 5. Powers and Duties of the Board of Directors. The board of directors shall have the general management of the property, affairs and business of the corporation and they may adopt such rules and regulations for that purpose and for the conduct of their meetings as they may deem proper.

Unless otherwise regulated by law, they may delegate the powers and duties and any portion or portions thereof of any absent officer to any other officer, director or person. They may keep the books and records of the corporation at the office of the corporation in the Borough of Manhattan, City of New York, or at such other places as they may from time to time determine. Any of such records may be in written form or in any other form capable of being converted into written form within a reasonable time. In addition to the powers and authority by these by-laws expressly conferred upon it, the board may exercise all such powers of the corporation and do all such lawful acts and things as are



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not by law or by these by-laws directed or required to be exer cised or done by the shareholders or officers.

                Section 6. First Meeting of the Board. A meeting of the newly elected board of directors elected at the annual or any other meeting of the shareholders shall be called and held for the purpose of organization, election of officers and the transaction of other business at such time and place as shall be designated by the written consent of all such directors or upon three
(3) days' written or printed notice mailed to each newly elected director at his last address filed with the secretary of the corporation or at his last post office address known to the secretary.

                Section 7.  Regular Meetings of the Board.  Regular
meetings of the board of directors may be held at such time and such place as the board of directors may from time to time designate by resolution. Except as otherwise provided by law, by the certificate of incorporation or by the by-laws, any business may be transacted at any regular meeting. No notice of regular meetings of the board need be given.

                Section 8. Special Meetings. A special meeting of the board of directors may unless otherwise regulated by law be called at any time by the chairman of the board or the president.
On the written request of any three (3) directors stating the



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time, place and purposes thereof, the secretary shall call a special meeting of the board. Special meetings of the board may be held at the office of the corporation in the City of New York or at such other place as may from time to time be designated by resolution of the board of directors or be agreed upon in writing by all of the directors.

                Section 9. Notice of Special Meetings. Unless otherwise prescribed by law, notice of any special meeting of the board of directors shall be deemed to be duly given to a director (i) if mailed to such director, addressed to him at his address as it appears upon the books of the corporation, or at the address last made known in writing to the corporation by such director as the address to which such notices are to be sent, at least two days before the day on which such special meeting is to be held, or (ii) if sent to him at such address by telegraph, cable, radio or wireless not later than the day before the day on which such meeting is to be held, or (iii) if delivered to him personally or orally, by telephone or otherwise, not later than three (3) hours before the time at which such special meeting is to be held. Each such notice shall state the time and place of the meeting and the purposes thereof.

                Section 10. Quorum. At all meetings of the board of directors a majority of the whole number of directors shall



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constitute a quorum (except as provided in Section 3 of this Article II) for the transaction of business, but less than a quorum may adjourn a meeting without notice other than announcement at the meeting. Every act of a majority of the board of directors present at any meeting, or adjourned sessions of a meeting at which there is a quorum, shall be the act of the board of directors except as may be otherwise specifically provided by law. Any one or more members of the board of directors or any committee thereof may participate in a meeting of the board of directors or such committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time, and participation by such means shall constitute presence in person at such meeting.

                Section 11. Signatures on Checks, Notes, etc. All checks, drafts, notes, bills of exchange, warehouse receipts, United States Assay Office or Mint Receipts, and other orders for the payment of money or otherwise shall be signed and/or endorsed in the name of the corporation by such officer or officers, person or persons, as the board of directors of the corporation shall from time to time designate by resolution duly passed at any meeting of the board; provided, however, that in the case of any check for an amount less than Fifty Thousand Dollars



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($50,000), the signature of such authorized officer or officers, person or persons may be by facsimile.

                Section 12. Compensation of Directors and Members of Committees. The board of directors may from time to time, in its discretion, fix the amounts which shall be payable to members of the board and to members of any committee in attendance at the meetings of the board or of such committee and for services rendered to the corporation.

                Section 13. Action Without Meeting. Any action required or permitted to be taken by the board of directors or any committee thereof may be taken without a meeting if all members of the board of directors or the committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents thereto by the members of the board of directors or the committee shall be filed with the minutes of the proceedings of the board of directors or the committee, as the case may be.

                                 ARTICLE III

                                   Officers

                Section 1. Number and Designation. The officers of the corporation shall consist of a chairman of the board, a vice chairman of the board, president, one or more vice presidents, treasurer, secretary, controller, assistant secretary, and such



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other officers as the board of directors may appoint. Any two offices may be held by the same person, except the offices of president and secretary, provided, however, that in every such case such person shall sign or execute any instrument or document for and on behalf of the corporation in only one capacity.

                Section 2. Election. The board of directors shall at their first meeting after their election elect the chairman of the board, a vice chairman of the board and the president from their number, and shall also elect one or more vice presidents, the treasurer, the secretary, the controller, and the assistant secretary, none of whom need be a member of the board of direc tors. In the event of the failure of the board so to elect any officer, such officer may be elected at any subsequent meeting of the board. They may also appoint such other officers as the business of the corporation may require and designate and from time to time change their respective powers and duties. The chairman of the board, the vice chairman of the board, president, one or more vice presidents, treasurer, secretary, controller and assistant secretary shall hold office for one year or until their respective successors are elected except in the event of death, resignation or removal or the earlier termination of the term of office of any officer and except that the terms of office of all vice presidents shall terminate with each annual election of



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officers at which any vice president is elected. The other officers who may be appointed by the board of directors shall hold office at the pleasure of the board.

                Section 3. Vacancies. A vacancy in any office of the corporation during the year may be filled for the unexpired term by a majority vote of the board at any regular meeting of the board or at any special meeting of the board called for that purpose.

                Section 4. Removal of Officers. Any officer may be removed at any time either with or without cause, and his successor elected, by the affirmative vote of a majority of the board of directors at any regular meeting of the board or at any special meeting of the board called for that purpose and in such event, his salary, if any, shall forthwith cease to accrue.

                Section 5. Salaries. The salaries of all officers of the corporation shall be fixed by the board of directors.

                Section 6. The Chairman of the Board. The chairman of the board shall be the chief executive officer of the corporation and shall preside at all meetings of the shareholders and of the board of directors. He shall have the power to sign with the secretary or the treasurer all certificates of stock of the corporation, and to execute and deliver on behalf of the corporation, as the sole stockholder of its wholly-owned subsidiaries,



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all such proxies, waivers and consents relating to shareholder action as he may deem necessary or desirable to enable the respective subsidiaries of the corporation to perform their intended functions. Whenever so authorized by the board of directors, the chairman shall have the power to serve and represent the corporation as an officer and the power to make and execute contracts, deeds, bonds and other instruments and documents for and in the name of the corporation, and he shall undertake and perform such other duties and functions, with such powers, as may be assigned to him from time to time by the board of directors.

                Section 7. The Vice Chairman of the Board. The vice chairman of the board shall have the power to serve and represent the corporation as an officer and the power to make and execute contracts, deeds, bonds and other instruments and documents for and in the name of the corporation as the board of directors may from time to time direct, and he shall undertake and perform such other duties and functions, with such powers, as may be assigned to him from time to time by the board of directors of the corporation. During the absence or inability to act of the chairman of the board, or whenever the position of the chairman of the board is vacant, the vice chairman of the board shall perform all duties and exercise all powers of the chairman of the board.



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                Section 8. The President. The president shall be responsible for the general and active management of the business and operations of the corporation and its subsidiaries, and he shall perform the duties and exercise the powers incidental thereto. He shall have the power to make and execute contracts, deeds, bonds and other instruments for and in the name of the corporation in relation to the ordinary business of the corporation, to sign with the secretary or the treasurer certificates of stock of the corporation and to appoint and discharge agents and employees and fix their compensation. During the absence or inability to act of the chairman of the board or of the vice chairman of the board, or whenever the positions of the chairman of the board and vice chairman of the board are vacant, the president shall perform all duties and exercise all powers of the chairman of the board. In addition, the president shall have such other powers and perform such other duties as may be specified from time to time by the board of directors of the corporation.

                Section 9. The Vice Presidents. The vice presidents shall perform such duties and exercise such powers as the board of directors may from time to time direct and, in the absence or inability to act of the president, or if the office of the president be vacant, shall perform the duties and exercise the



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powers of the president in the order of their seniority as vice presidents, as designated by the board of directors, and in the absence or inability to act of both the chairman of the board, the vice chairman of the board and the president or if the offices of the chairman of the board, the vice chairman of the board and president both be vacant, shall perform the duties and exercise the powers of the chairman of the board and the president in the order of their seniority as vice presidents, as designated by the board of directors, and shall have the power to sign stock certificates with the treasurer or secretary.

                Section 10. The Treasurer. The treasurer shall have the care and custody of the funds and securities of the corporation and shall deposit the same in the name of the corporation in such bank or banks, trust company or trust companies and in such safe deposit company or companies as the directors may designate, and shall perform all duties and exercise any powers ordinarily incidental to his office. He shall have power to sign with the chairman of the board, the vice chairman of the board, the president or a vice president all certificates of stock of the corporation.

                Section 11. The Secretary. The secretary shall keep the minutes and act as secretary of all meetings of the board of directors and of the shareholders. He shall attend to the giving



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and serving of all notices of the corporation. He shall have charge of the stock certificate book and such other books and papers as the board may direct. He shall have power to sign with the chairman of the board, the vice chairman of the board, the president or a vice president all certificates of stock of the corporation. He shall attend to such correspondence as may be assigned to him and perform all duties and exercise any powers ordinarily incidental to his office. He shall be the custodian of the corporate seal and shall affix the same to deeds, bonds, contracts, certificates of stock and other obligations and instruments of the corporation and may attest the same by his signature.

                Section 12. The Controller. The controller shall be the chief accounting officer of the corporation and shall be in charge of the accounting operations of the corporation including the keeping of full and accurate accounts of all receipts and disbursements and all other financial accounts and he shall also perform all duties and exercise any powers ordinarily incidental to his office.

                Section 13. The Assistant Secretary. The assistant secretary shall, subject to the direction and supervision of the secretary, or in the absence or inability of the secretary to act, or if the office of the secretary be vacant, perform the



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duties and exercise the powers of the secretary as prescribed in Section 10 of
Article III of the by-laws of the corporation.

                Section 14. Other Officers. The board of directors may from time to time appoint one or more assistant treasurers and such other officers, agents and employees as the board may deem necessary. Each officer, agent and employee so appointed shall hold office at the pleasure of the board of directors and shall exercise such powers and perform such duties as may be assigned to him by the board or the president.

                Section 15. Delegation of Duties of Officers. The board of directors may delegate the duties and powers of any officer, agent or employee of the corporation to any other officer, agent or employee or director for a specified time during the absence of any such person or for any other reason that the board may deem sufficient.





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                                  ARTICLE IV

                                     Seal

                Section 1. Description. The seal of the corporation shall be circular in form with the words "HANDY & HARMAN" on the circumference and the words and figures "CORPORATE SEAL - 1905 - N. Y." in the center.
                                  ARTICLE V

                                Capital Stock

                Section 1. Form and Issuance. Certificates for shares shall be issued in such form as shall be approved by the board of directors and signed by the chairman of the board, the president or a vice president and the treasurer, or any assistant trea surer, or the secretary or any assistant secretary; provided, however, that when the certificates are countersigned by a transfer agent or registered by a registrar, other than the corporation itself or its employees, the signature of any such officers may be facsimile, printed or engraved. If the corporation shall have issued more than one class of stock, each certificate representing shares of one class shall set forth upon the face or back of the certificate, or shall state that the corporation will furnish to any shareholder, upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class autho-




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rized to be issued and, if the corporation is authorized to issue any class of preferred shares in series, the designation, relative rights, preferences and limitations of each such series so far as the same shall have been fixed and the authority of the board to designate and fix the relative rights, preferences and limitations of other series.

                Section 2. Transfer. The stock of the corporation shall be transferable only on the books of the corporation by the person in whose name it appears upon the said books or by his attorney or legal representative duly authorized in writing. In all cases of transfer, the outstanding certificate, properly endorsed, must be surrendered and cancelled before a new certificate shall be issued.

                Section 3. Fixing of Record Date. The board of directors may at any time fix a record date not more than fifty (50) nor less than ten (10) days prior to (a) the date of any meeting of shareholders or (b) the last day on which shareholders are entitled to express consent or dissent from any proposal without a meeting, as the date as of which shareholders entitled to notice of or to vote at such a meeting, or whose consent or dissent is required or may be expressed, for any purpose, as the case may be, shall be determined and, except as otherwise provided by law, all persons who were the holders of record of



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voting shares at such date and no others shall be entitled to notice of and to vote at such meeting or to express their consent or dissent, as the case may be. The board of directors may at any time fix a record date not exceeding fifty
(50) days prior to the date fixed for the payment of any dividend or the making of any distribution or for the delivery or allotment of evidences of rights or evidences of interest arising out of any change, conversion or exchange of capital shares, as the date for the determination of the shareholders entitled to receive any such dividend, distribution, rights or interests, and in any such case only shareholders of record at the date so fixed shall be entitled to receive such dividend, distribution, rights or interests.


                                  ARTICLE VI

                                   Offices


                Section 1. Location. The principal office of the corporation shall be located in the Borough of Manhattan, City, County and State of New York, and the post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is Handy & Harman, 850 Third Avenue, New York, N.Y.

                The corporation may also have other offices at such other places either within or without the State of New York as



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the board of directors may from time to time designate or the business of the corporation may require.

                                 ARTICLE VII

                               Waiver of Notice

                Section 1. Meetings Held on Waiver. Whenever, under the provisions of these by-laws or any of the laws of the State of New York, the shareholders or directors are authorized to hold any meeting after call, notice, the lapse of any prescribed period of time or any other prerequisite, such meeting may be held without such call, notice, lapse of time or other prerequi site by a written waiver of such notice or prerequisites, signed by every person entitled to notice. The attendance of any shareholder at a meeting in person or by proxy without protesting prior to the conclusion of the meeting the lack of notice of such meeting shall constitute a waiver of notice by him.

                                 ARTICLE VIII

                                  Amendments

                Section 1. By Shareholders or Directors. These by-laws may be altered, amended or repealed or new by-laws may be adopted at any annual or special meeting of shareholders of the corporation by the affirmative vote of shareholders owning a majority of



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the issued and outstanding capital stock then entitled to vote represented either in person or by proxy provided notice of the proposed amendment is contained in the notice or waiver of notice of such meeting, or at any meeting of the board of directors by a majority of the board of directors present at such meeting at which there is a quorum.

                                  ARTICLE IX

                  Indemnification of Directors and Officers

                Section 1. Nonexclusivity of Statutory Provisions for Indemnification. The indemnification and advancement of expenses granted pursuant to, or provided by, this Article IX shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled, whether contained in the certificate of incorporation or the by-laws or, when authorized by such certificate of incor poration or by-laws, (1) a resolution of shareholders, or (2) a resolution of directors, or (3) an agreement providing for such indemnification, provided, that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause



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of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled. Nothing contained in these by-laws shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

                Section 2.  Indemnification of Directors and Officers.

                (a) The corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good



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faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

                (b) The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

                (c) The corporation shall indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, or of any



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partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise dis posed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reason ably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

                (d) For the purpose of this Section 2, the corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties



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to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and benefi ciaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                Section 3.  Payment of Indemnification Other Than by
Court Award.

                (a) A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in Section 2 of this Article IX shall be entitled to indemnification as authorized in such section.

                (b) Except as provided in paragraph (a) of this Section 3, any indemnification under Section 2 or otherwise permitted under Section 1 of this
Article IX, unless ordered by a court, shall be made by the corporation only if authorized in the specific case:



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                         (i) by the board of directors acting by a quorum
        consisting of directors who are not parties to such action or proceeding upon a finding that the director or officer has met the standard of conduct set forth in Section 2 or established pursuant to Section 1 of this Article IX, as the case may be, or

                    (ii) if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so di rects, by the board of directors upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in such sections has been met by such director or officer, or by the shareholders upon a finding that the director or officer has met the applicable standard of conduct set forth in such sections.

                (c) Expenses incurred in defending a civil or criminal action or proceeding may be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount as, and to the extent, required hereinafter under Section 4 (a) of this Article IX.

                Section 4. Additional Provisions Affecting Indemnification of Directors and Officers.



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                (a)  All expenses incurred in defending a civil or criminal action or proceeding which are advanced by the corporation or allowed by a court shall be repaid in case the person receiving such advancement or allowance is ultimately found, under the procedure set forth in this Article IX, not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced by the corporation or allowed by the court exceed the indemnification to which he is entitled.

                (b) No indemnification, advancement or allowance shall be made in any circumstances where it appears:
                         (i) that the indemnification would be inconsis tent with a provision of the certificate of incorporation, a by-law, a resolution of the board of directors or of the shareholders, an agreement or other proper corporate action, in effect at the time of the accrual of the alleged cause of action asserted in the threatened or pending action or proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification, or

                    (ii) if there has been a settlement approved by a court, that the indemnification would be inconsistent with any condition with respect to indemnification expressly imposed by the court in approving the settlement.



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



                (c) If any expenses or other amounts are paid by way of indemnification otherwise than by court order or action by the shareholders, the corporation shall, not later than the next annual meeting of shareholders unless such meeting is held within three months from the date of such payment and, in any event, within 15 months from the date of such payment, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

                (d) If any action with respect to indemnification of directors and officers is taken by way of amendment of the by-laws, resolution of directors, or by agreement, then the corporation shall, not later than the next annual meeting of shareholders, unless such meeting is held within three months from the date of such action, and, in any event, within 15 months from the date of such action, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the action taken.

                                  ARTICLE X

                                  Committees

                Section 1. Executive Committee. The board of directors may elect an executive committee consisting of five or more



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directors of the corporation to serve at the pleasure of the board of directors.
Such committee shall, during the intervals between meetings of the board of directors, exercise all powers of the board of directors in the management and direction of the business of the corporation, except such powers as, under the statutory law, the certificate of incorporation, the by-laws or otherwise, may not legally be delegated to such committee.

                The board of directors shall designate the chairman and a vice chairman of the executive committee, who shall continue in such capacities at the pleasure of the board. The board of directors shall fill vacancies in the executive committee by election from the directors at any regular meeting or at a special meeting of the board called for that purpose. The executive committee may meet at stated times or on notice to all by any one of their number, but in every case the presence of a majority of the committee shall be necessary to constitute a quorum.

                The committee shall keep minutes of its proceedings and report the same to the board of directors, and all action by the executive committee shall be subject to the approval of the board of directors. Such committee may at any time be discharged by the board of directors.



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



                Section 2. Other Committees. The board of directors, by resolution or resolutions passed by a majority of the entire board, may designate from among its members, in addition to the executive committee, such other committees, each consisting of three or more of the directors, and each of which, to the extent provided in said resolution or resolutions, or in these by-laws, shall have and may exercise, during the interval between meetings of the board, all the authority of the board. The board of directors may designate one or more directors as alternate members of any such committee. Each such committee and the members thereof shall serve at the pleasure of the board of directors. Each such committee may adopt its own rules of procedure, may meet at stated times or on such notice as such committee may determine, and shall keep regular minutes of its proceedings and report the same to the board of directors when required.

                Section 3. Limitation on Powers of Committees. No committee appointed by the board of directors shall have authority as to (1) the submission to shareholders of any action that needs shareholders' authorization under law, (2) the filling of vacancies in the board or in any committee, (3) the fixing of compensation of the directors for serving on the board or on any committee, (4) the amendment or repeal of the by-laws, or the



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adoption of new by-laws, (5) the amendment or repeal of any resolution of the board which by its terms shall not be so amendable or repealable.

                                  ARTICLE XI

                                 Fiscal Year

                Section 1. The fiscal year of the corporation shall be from the first day of January to the 31st day of December, inclusive, in each year, or such other twelve consecutive months as the board of directors, from time to time, may by resolution designate.




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